UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

 __________________________________________
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 18, 2017

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SENSATA TECHNOLOGIES HOLDING N.V.
(Exact name of Registrant as specified in its charter)

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The Netherlands	001-34652	98-0641254
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
Jan Tinbergenstraat 80, 7559 SP Hengelo
The Netherlands
(Address of Principal executive offices, including Zip Code)
31-74-357-8000
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.
The Annual General Meeting of Shareholders (the "General Meeting") of Sensata Technologies Holding N.V. (the “Company”) was held on May 18, 2017. Set forth below are the matters the shareholders voted on and the final voting results. The proposals below are described in detail in the Proxy Statement for the General Meeting previously filed with the Securities and Exchange Commission.
1. Election of Directors:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Paul Edgerley	125,563,000	19,780,044	3,096,367
Martha Sullivan	145,138,050	204,994	3,096,367
Beda Bolzenius	145,216,599	126,445	3,096,367
James E. Heppelmann	145,171,069	171,975	3,096,367
Charles W. Peffer	145,048,616	294,428	3,096,367
Kirk P. Pond	144,757,565	585,479	3,096,367
Constance E. Skidmore	145,246,754	96,290	3,096,367
Andrew Teich	145,171,320	171,724	3,096,367
Thomas Wroe	145,127,469	215,575	3,096,367
Stephen Zide	125,924,625	19,418,419	3,096,367
Each of the nominees was elected for a term of one year.
2. To ratify the selection of Ernst & Young LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2017:

Votes For	Votes Against	Abstentions	Broker Non-Votes
148,029,072	347,488	62,851	—
3. To adopt the Company’s Dutch statutory annual accounts for the fiscal year ended December 31, 2016:

Votes For	Votes Against	Abstentions	Broker Non-Votes
148,239,557	20,690	179,164	—
4. To discharge members of the Company’s Board of Directors from certain liabilities for the fiscal year ended December 31, 2016:

Votes For	Votes Against	Abstentions	Broker Non-Votes
145,120,550	186,875	35,619	3,096,367
5. To extend to the Company's Board of Directors the authority to repurchase up to 10% of the outstanding ordinary shares in the capital of the Company for 18 months from the date of the General Meeting:

Votes For	Votes Against	Abstentions	Broker Non-Votes
146,820,581	275,344	1,343,486	—
6. To approve executive compensation on an advisory basis:

Votes For	Votes Against	Abstentions	Broker Non-Votes
143,554,774	1,698,720	89,550	3,096,367
7. To amend the Company's Articles of Association to change its registered office to Hengelo, the Netherlands:

Votes For	Votes Against	Abstentions	Broker Non-Votes
145,295,972	16,102	30,970	3,096,367

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SENSATA TECHNOLOGIES HOLDING N.V.

/s/ Paul Vasington
Date: May 23, 2017	Name: Paul Vasington
Title: Executive Vice President and Chief Financial Officer